 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2019

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	136400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York		10178-0599
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 27, 2019, the Federal Housing Finance Agency (“FHFA”), the primary regulator of the Federal Home Loan Banks (“FHLBanks”), including the Federal Home Loan Bank of New York (the “FHLBNY”), issued a Supervisory Letter to the FHLBanks providing among other things that, by March 31, 2020, the FHLBanks should cease entering into certain instruments referencing the London Interbank Offered Rate, or LIBOR, that mature after December 31, 2021.

A copy of the FHLBNY’s notice to its members regarding the FHFA’s letter to the FHLBanks as well as a copy of the FHFA’s letter are included herein as Exhibits to this Current Report on Form 8-K.

The FHLBNY is evaluating the potential impact, if any, of the Supervisory Letter on its financial condition and results of operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice from the FHLBNY to its members dated September 27, 2019.

99.2	Supervisory Letter from the FHFA to the FHLBanks dated as of September 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: September 27, 2019	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer